Financial Instruments with Off-Balance-Sheet Risk	12 Months Ended
Dec. 31, 2023
Investments, All Other Investments [Abstract]
Financial Instruments Disclosure [Text Block]
(13)
Financial Instruments with Off-Balance-Sheet Risk

The Company is party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments consist primarily of commitments to extend credit. These instruments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the consolidated balance sheets. The contract or notional amounts of those instruments reflect the extent of involvement the Company has in particular classes of financial instruments.

The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual notional amount of those instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

	In Thousands
	Contract or Notional Amount
	2023	2022
Financial instruments whose contract amounts represent credit risk:
Unused commitments to extend credit	$1,010,899	1,217,963
Standby letters of credit	106,420	118,064
Total	$1,117,319	1,336,027

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to be drawn upon, the total commitment amounts generally represent future cash requirements. The Company evaluates each customer's credit-worthiness on a case-by-case basis. The amount of collateral, if deemed necessary by the Company upon extension of credit, is based on management's credit evaluation of the counterparty. Collateral normally consists of real property.

Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements, including commercial paper, bond financing, and similar transactions. Most guarantees extend from one to two years. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. The fair value of standby letters of credit is estimated using the fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements, the likelihood of the counterparties drawing on such financial instruments and the present creditworthiness of such counterparties. Such commitments have been made on terms which are competitive in the markets in which the Company operates; thus, the fair value of standby letters of credit equals the carrying value for the purposes of this disclosure. The maximum potential amount of future payments that the Company could be required to make under the guarantees totaled $106,420,000 at December 31, 2023.

Allowance For Credit Losses - Off-Balance-Sheet Credit Exposures. The allowance for credit losses on off-balance-sheet credit exposures is a liability account, calculated in accordance with ASC 326, representing expected credit losses over the contractual period for which we are exposed to credit risk resulting from a contractual obligation to extend credit. No allowance is recognized if we have the unconditional right to cancel the obligation. Off-balance-sheet credit exposures primarily consist of amounts available under outstanding lines of credit and letters of credit detailed in the table above. For the period of exposure, the estimate of expected credit losses considers both the likelihood that funding will occur and the amount expected to be funded over the estimated remaining life of the commitment or other off-balance-sheet exposure. The likelihood and expected amount of funding are based on historical utilization rates. The amount of the allowance represents management's best estimate of expected credit losses on commitments expected to be funded over the contractual life of the commitment.

Estimating credit losses on amounts expected to be funded uses the same methodology as described for loans in Note 2 - Loans and Allowance for Credit Losses as if such commitments were funded.

The following table details activity in the allowance for credit losses on off-balance-sheet credit exposures for the years ended December 31, 2023, 2022 and 2021.

	(In Thousands)
	2023	2022	2021
Beginning balance, January 1	$6,136	955	693
Impact of adopting ASC 326	—	6,195	—
Credit loss expense (benefit)	(2,989)	(1,014)	262
Ending balance, December 31,	$3,147	6,136	955

The Bank originates residential mortgage loans, sells them to third-party purchasers, and may or may not retain the servicing rights. These loans are originated internally and are primarily to borrowers in the Company’s geographic market footprint. These sales are typically to investors that follow guidelines of conventional government sponsored entities ("GSE") and the Department of Housing and Urban Development/U.S. Department of Veterans Affairs ("HUD/VA"). Generally, loans held for sale are underwritten by the

Company, including HUD/VA loans. The Bank participates in a mandatory delivery program that requires the Bank to deliver a particular volume of mortgage loans by agreed upon dates. A majority of the Bank’s secondary mortgage volume is delivered to the secondary market via mandatory delivery with the remainder done on a best efforts basis. The Bank does not realize any exposure delivery penalties as the mortgage department only bids loans post-closing to ensure that 100% of the loans are deliverable to the investors.

Each purchaser has specific guidelines and criteria for sellers of loans, and the risk of credit loss with regard to the principal amount of the loans sold is generally transferred to the purchasers upon sale. While the loans are sold without recourse, the purchase agreements require the Bank to make certain representations and warranties regarding the existence and sufficiency of file documentation and the absence of fraud by borrowers or other third parties such as appraisers in connection with obtaining the loan. If it is determined that the loans sold were in breach of these representations or warranties or the loan had an early payoff or payment default, the Bank has obligations to either repurchase the loan for the unpaid principal balance and related investor fees or make the purchaser whole for the economic benefits of the loan.

To date, repurchase activity pursuant to the terms of these representations and warranties or due to early payoffs or payment defaults has been insignificant and has resulted in insignificant losses to the Company.

Based on information currently available, management believes that the Bank does not have significant exposure to contingent losses that may arise relating to the representations and warranties that it has made in connection with its mortgage loan sales or for early payoffs or payment defaults of such mortgage loans.

Various legal claims also arise from time to time in the normal course of business. In the opinion of management, the resolution of these claims outstanding at December 31, 2023 will not have a material impact on the Company’s consolidated financial statements.